UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol*	Name of each exchange on which registered*
N ONE	N ONE	N ONE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	The registrant’s com mon stock began trading on the OTC Pink Open Market on December 10, 2020 under the symbol “SP NX.”

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on December 7, 2020, Superior Energy Services, Inc. (the “Company” or “we”) and certain of its direct and indirect wholly-owned domestic subsidiaries (the “Affiliate Debtors,” and together with the Company, the “Debtors”) commenced voluntary cases (the “Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas Houston Division (the “Bankruptcy Court”). On December 7, 2020, the Debtors filed with the Bankruptcy Court the proposed Joint Plan of Reorganization for Superior Energy Services, Inc. and its Affiliate Debtors under Chapter 11 of the Bankruptcy Code, as described below (as amended, modified or supplemented from time to time, the “Plan”). On January 19, 2021, the Bankruptcy Court entered an order confirming and approving the Plan.

Plan of Reorganization

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Pursuant to the Plan:

•

The Debtors will enter into a $120 million asset-based revolving credit facility (the “Exit ABL Facility”) on terms and conditions acceptable to the Consenting Noteholders who executed the Restructuring Support Agreement on September 29, 2020 and hold at least 66.6% of the aggregate principal amount of the Prepetition Notes (the “Required Consenting Noteholders”);

•	Under the Plan, certain classes of claims will receive the following treatment:

•

Administrative expense claims, priority tax claims, other priority claims, and other secured claims will be paid in full in the ordinary course (or receive such other treatment rendering such claims unimpaired);

•	The Company’s existing equity will be discharged and terminated without any distribution or retaining any property on account of such equity interests;

•	General unsecured creditors for the Affiliate Debtors will remain unimpaired and are to receive payment in cash, in full, in the ordinary course;

•

Each holder of an Allowed Prepetition Notes Claim against the Company will receive its pro rata share of a $125,000 cash pool (the “Parent GUC Recovery Cash Pool”); provided that the holders of the Prepetition Notes Claims against the Company shall waive any distribution from the Parent GUC Recovery Cash Pool;

•	Each holder of a General Unsecured Claim against the Company will receive its pro rata share of the $125,000 Parent GUC Recovery Cash Pool;

•	Eligible holders of the Allowed Prepetition Notes Claims Against Affiliate Debtors will receive their pro rata share of:

•	the Cash Payout; or

•

solely to the extent that such a holder timely and validly elects to be a Cash Opt-Out Noteholder, (A) 100% of the New Common Stock Pool, subject to dilution from and after the Effective Date on account of the New MIP Equity, and (B), to the extent such holder is an Accredited Cash Opt-Out Noteholder, Subscription Rights;

•

The Debtors intend to conduct a rights offering (the “Equity Rights Offering”) of subscription rights (the “Subscription Rights”) exercisable by the Accredited Cash Opt-Out Noteholders for purchase of the new common stock issued by the reorganized Company (the “New Common Stock”) on a pro rata basis;

•

Eligible holders of the Allowed Prepetition Notes Claims Against Affiliate Debtors that do not elect to become a Cash Opt-Out Noteholder shall receive a cash distribution in an aggregate amount equal to 2.00% of the principal due under the Prepetition Notes held by such holders in full and final satisfaction thereof (such aggregate amount, the “Cash Payout”). The proceeds from the Equity Rights Offering will be used to exclusively fund the Cash Payout, and the Cash Payout shall not exceed the total amount of the proceeds of the Equity Rights Offering. Any remaining portion of such holder’s Prepetition Notes Claims that is not satisfied by the Cash Payout will receive the treatment such holder would otherwise be entitled to if such holder were a Cash Opt-Out Noteholder; and

•

Outstanding letters of credit under the DIP Agreement that remain undrawn upon consummation of the Transaction shall be rolled into the Exit ABL Facility or receive such other treatment as may be acceptable to the Debtors, the DIP Agent, and the Required Consenting Noteholders.

•	The Plan will contain customary releases, exculpations and injunctions concerning certain parties in interest, as outlined in the Plan.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Although the Debtors intend to pursue the transactions (collectively, the “Transaction”) contemplated in the Plan and in accordance with the terms set forth therein, there can be no assurance that the Debtors will be successful in completing the Transaction, whether on the same or different terms.

Any new securities to be issued pursuant to the Plan have not been registered under the Securities Act or any state securities laws. Therefore, the new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor in this Current Report on Form 8-K a solicitation of consents to or vote to accept any chapter 11 plan. Any solicitation or offer will only be made pursuant to a confidential offering memorandum and disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Item 7.01	Regulation FD Disclosure.

On January 19, 2021, the Company issued a press release announcing the confirmation and approval by the Bankruptcy Court of the Plan. A copy of the press release is attached to this report as Exhibit 99.1.

The information contained in this Item 7.01, including in Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K contain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, the words “contemplates,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks” and “estimates,” variations of such words and similar expressions identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements other than statements of historical fact included in this Current Report on Form 8-K regarding, without limitation, the Company’s business operations, financial position, financial performance, liquidity, strategic alternatives, market outlook, future capital needs, capital allocation plans, business strategies and other plans and objectives of the Company’s management for future operations and activities are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company’s management in light of its experience and prevailing circumstances on the date such statements are made. Such forward-looking statements, and the assumptions on which they are based, are inherently speculative and are subject to a number of risks and uncertainties that could cause actual results to differ materially from such statements, such as uncertainties including but not limited to: the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Cases; the effects of the Cases on the Company and the Company’s various constituents; the impact of Bankruptcy Court rulings in the Cases; the Company’s ability to develop and implement the Plan and whether that Plan will be approved by the Bankruptcy Court and the ultimate outcome of the Cases in general; the length of time the Company will operate under the Cases; attendant risks associated with restrictions on the Company’s ability to pursue the Company’s business strategies; risks associated with third-party motions in the Cases; the potential adverse effects of the Cases on the Company’s liquidity; the Company’s ability to operate within the restrictions and the liquidity limitations of the planned debtor-in-possession asset based credit facility; the potential cancellation of the Company’s equity securities, including the Company’s common stock in the Cases; the potential material adverse effect of claims that are not discharged in the Cases; uncertainty regarding the Company’s ability to retain key personnel; and uncertainty and continuing risks associated with the Company’s ability to achieve the Company’s stated goals and continue as a going concern; the conditions in the oil and gas industry; the effects of public health threats, pandemics and epidemics, and the adverse impact thereof on the Company’s business, financial condition, results of operations and liquidity, including, but not limited to, the Company’s growth, operating costs, supply chain, labor availability, logistical capabilities, customer demand and industry demand generally, margins, utilization, cash position, taxes, the price of the Company’s securities, and the Company’s ability to access capital markets, including the macroeconomic effects from the continuing COVID-19 pandemic; the ability of the members of OPEC+ to agree on and to maintain crude oil price and production controls; the Company’s outstanding debt obligations and the potential effect of limiting the Company’s ability to fund future growth; the Company may not be able to generate enough cash flows to meet the Company’s debt obligations; necessary capital financing may not be available at economic rates or at all; volatility of the Company’s common stock; operating hazards, including the significant possibility of accidents resulting in personal injury or death, or property damage for which the Company may have limited or no insurance coverage or indemnification rights; the Company may not be fully indemnified against losses incurred due to catastrophic events; claims, litigation or other proceedings that require cash payments or could impair financial condition; credit risk associated with the Company’s customer base; the effect of regulatory programs and environmental matters on the Company’s operations or prospects; the impact that unfavorable or unusual weather conditions could have on the Company’s operations; the potential inability to retain key employees and skilled workers; political, legal, economic and other risks and uncertainties associated with the Company’s international operations; laws, regulations or practices in foreign countries could materially restrict the Company’s operations or expose the Company to additional risks; potential changes in tax laws, adverse positions taken by tax authorities or tax audits impacting the Company’s operating results; changes in competitive and technological factors affecting the Company’s operations; risks associated with the uncertainty of macroeconomic and business conditions worldwide; potential impacts of cyber-attacks on the Company’s operations; counterparty risks associated with reliance on key suppliers; challenges with estimating the Company’s potential liabilities related to the Company’s oil and natural gas property; and risks associated with potential changes of the Bureau of Ocean Energy Management’s security and bonding requirements for offshore platforms. Such risks and uncertainties also include, but are not limited to, the factors described in the forward-looking statements and risk factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019; Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020, June 30, 2020 and September 30, 2020; and those risk factors set forth from time to time in other filings with the SEC. Forward-looking statements are not guarantees of future performance, and actual results and future performance may differ materially from those suggested in any forward-looking statements. The Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required under federal securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	First Amended Joint Prepackaged Plan of Reorganization for Superior Energy Services, Inc. and its Affiliate Debtors Under Chapter 11 of the Bankruptcy Code

99.1	Press Release, dated January 19, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ William B. Masters
William B. Masters
Executive Vice President, General Counsel and Secretary

Dated: January 20, 2021